NASDAQ: AWBC
awbank.net

AmericanWest Bancorporation

Robert M. Daugherty
President and CEO

Diane L. Kelleher
Executive VP and CFO

Exhibit 99.2

NASDAQ: AWBC
awbank.net

KBW Community Bank Investor Conference | July 31—August 2, 2006

Safe Harbor Statement
•
During the course of this presentation we will make forward-looking statements which are:
•
Subject to contingencies and uncertainties
•
Not a guarantee of future performance
•
Based on assumptions that may change
•
Not to be relied on unduly
•
Many factors are beyond our ability to control or predict, including specific factors such as:
•
Interest rates
•
Economic conditions and regulatory requirements
•
Asset performance
•
For all risk factors see AWBC’s Form 10-K as filed with the SEC

NASDAQ: AWBC
awbank.net

KBW Community Bank Investor Conference | July 31—August 2, 2006

AWBC Overview
•
Founded in 1974 as United Security Bank
•
Operated acquired banks independently until 2001, when all were unified under the single name of AmericanWest Bank
•
Traded on NASDAQ under the symbol AWBC
•
Included in the Russell 2000 and Russell Microcap Indexes
•
Market Capitalization of $257MM at 6/30/06
•
Headquartered in Spokane, Washington
•
43 financial centers located in Eastern and Central Washington,
North Idaho and loan offices in Ellensburg, WA and Salt Lake City, UT
•
$1.376B in total assets and $1.066B in total deposits at 6/30/06
•
491 FTE at 6/30/06

NASDAQ: AWBC
awbank.net

SEATTLE
SPOKANE
Sandpoint
Coeur d'Alene
Yakima
Pullman
Pasco
Lewiston
Walla Walla
Kennewick
PORTLAND
SALT LAKE CITY
Existing Financial Centers
Opening in 2006

KBW Community Bank Investor Conference | July 31—August 2, 2006

NASDAQ: AWBC
awbank.net

AmericanWest Bancorporation

KBW Community Bank Investor Conference | July 31—August 2, 2006

AWBC Total Assets ($ in millions) $1,376 $487 $513 $528 $599 $659 $917 $1,024 $1,049 $1,109 Grant National Bank of Pullman Bank of Latah Bank of the West Columbia Trust Bank 1997 2006 YTD

A Turnaround Project
•
Faced with MOU for Compliance Violations
•
State Issued Directive to Improve Credit Quality
•
NPAs Peaked at $33MM or 3.26% of Total Assets
•
Substandard Assets at $65MM or 6.26% of Total
Assets
•
Three Regional Presidents
•
Dated Technology
•
No Retail Bank Strategy
•
Transactional vs. Relationship Focus

Turnaround Results
•
MOU and Directive Lifted Fourth Quarter 2005
•
NPAs Reduced to $14.5MM at 6/30/06
•
This is a 56% Reduction
•
Substandard Assets Reduced to $30MM at 6/30/06
•
This is a 54% Reduction
•
Dismantled Regions and Unified Bank
•
Deployed Upgraded Technologies
•
Automated Teller Platform
•
Automated New Accounts Platform
•
Rolled Out Upgraded ATM’s Throughout Our Footprint

Turnaround Results: Solidified Credit Culture
•
Turned Over Nearly Half of our Lenders and 80% of
the Bank’s Executive Officers
•
Standardized Credit Approval Documentation and
Analysis Tools
•
Centralized Credit Administration in Spokane
•
Modified Policies and Provided Training to Lenders
•
Centralized Appraisal Ordering and Review; Evaluation
Ordering and Review

Turnaround Results: Retail Expansion
•
Launched Retail Banking in June 2005 with 30 New
Consumer and Small Business Products
•
Supported Retail Banking with a Marketing Department
•
Launched Private Banking and Cash Management
Initiatives
•
Re-structured and Expanded Residential & Construction
Lending
•
Building Management Team that has Customer Sales
and Service Experience and Focus

NASDAQ: AWBC
awbank.net

KBW Community Bank Investor Conference | July 31—August 2, 2006

Deposit Market Share (at 12-31-05)
7.4% 3 Walla Walla, WA
0.78% 17 WASHINGTON
4.3% 8 Yakima, WA
0.92% 24 IDAHO
1.1% 13 Kootenai, ID
1.7% 13 Tri-Cities, WA
4.5% 8 Spokane, WA
SHARE AWBC RANK COUNTY/MSA
Source: SNL Financial

NASDAQ: AWBC
awbank.net
AmericanWest Bancorporation

KBW Community Bank Investor Conference | July 31—August 2, 2006

Key Growth Markets (2000-2005)
HH Income  +12.8%
Home sales  +57.1%
HH Income  +17.5%
Home sales  +56.3%
HH Income  +11.8%
Home sales  +41.2%
Walla Walla Salt Lake City Yakima
HH Income  +14.9%
Home sales  +111%
HH Income  +12.2%
Home sales  +52.3%
HH Income  +12.6%
Home sales  +59.4%
North Idaho Tri-Cities Spokane

NASDAQ: AWBC
awbank.net
AmericanWest Bancorporation

KBW Community Bank Investor Conference | July 31—August 2, 2006

Key Industries (percent of total employment)
1.
Manufacturing
2.
Healthcare
3.
Agriculture
4.
Government
5.
Retail
1.
Retail
2.
Manufacturing
3.
Healthcare
4.
Hospitality
5.
Administrative
1.
Agriculture
2.
Government
3.
Healthcare
4.
Manufacturing
5.
Retail
Walla Walla Salt Lake City Yakima
1.
Retail
2.
Government
3.
Hospitality
4.
Professional
5.
Education
1.
Government
2.
Professional
3.
Retail
4.
Agriculture
5.
Healthcare
1.
Healthcare
2.
Retail
3.
Government
4.
Manufacturing
5.
Hospitality
North Idaho Tri-Cities Spokane

Profit-Based Growth Strategy
•
Focus on Fundamental “Relationship-Based”
Community Banking
•
Further Enhance Sales Culture
•
Improve Credit Quality
•
Ongoing Expansion of Retail Banking Products and
Services
•
Profitable Growth through de novo Branching and
Acquisitions

Community Banking Focus
• Shift from transaction focus to long-term financial
relationships as a value added financial partner
• Attract and retain highly talented staff with strong
local connections
• Charitable donations in excess of $240,000 given
through our Community Connections volunteer
program throughout our entire footprint

Enhanced Sales Culture
•
Launched internal training department which has
assisted in creating a sales culture
•
3,671 attendees in classroom training sessions
•
Over 19,521 online sessions being completed since
the inception of the program in January of 2005
•
Implemented deposit and loan goals tied to incentive
programs
•
Establish multiple cross sales targets

Further Improving Credit Quality
•
Reduced Nonperforming loans to $13.6MM or 1.14% of total
gross loans
•
Down from $14.5MM or 1.50% at 12/31/05
•
Substandard loans declined by $4.7 million since 12/31/05 to
2.50% of total loans
•
Lowest QE level in 3 years
•
Accruing loans delinquent in excess of 30 days were $3.3
million or 0.28% of total gross loans at 6/30/06
• Down from $9.8 million or 1.02% as of 12/31/05
•
Subsequent to QE we have resolved an additional $1.5MM in
NPAs, which would have reduced our NPAs/Assets ratio to
0.95% as of 6/30/06

Ongoing Retail Expansion
•
Continuing to upgrade technologies to increase
efficiencies
•
Automated teller platform
•
Remote capture
•
Automated new accounts platform
•
Providing full array of products with competitive pricing
•
Improving distribution channels through Private
Banking and Cash Management Initiatives
•
Rolling out additional ATM’s to further improve
distribution

NASDAQ: AWBC
awbank.net

AmericanWest Bancorporation

KBW Community Bank Investor Conference | July 31—August 2, 2006

De Novo and Acquisition Growth
Financial Centers:
•
De Novo – Sandpoint, ID in Q1 2006
•
Relocate – Hayden, ID in Q3 2006
•
Relocate – Yakima, WA in Q3 2006
•
De Novo – College Place, WA (Walla Walla) in Q4 2006
•
De Novo – Spokane, WA (West Plains) in Q4 2006
•
De Novo – Coeur d’Alene, ID in Q4 2006

De Novo and Acquisition Growth
•
Completed acquisition of Columbia Trust Bancorp, Tri-Cities,
WA in Q1 2006
•
Assets in excess of $200MM
•
Anticipated cost savings in excess of $3MM on an
annualized basis
•
Opened new LPO, Salt Lake City, Utah in Q2 2006
•
Loan production Office current has an active pipeline in
excess of $100 million

NASDAQ: AWBC
awbank.net
AmericanWest Bancorporation

$9.2
$10.9
$14.0
$9.5
$13.9
$4.4

KBW Community Bank Investor Conference | July 31—August 2, 2006

AWBC Net Income ($ in millions) 2001 2002 2003 2004 2005 2006 YTD

NASDAQ: AWBC
awbank.net

AmericanWest Bancorporation

$0.92
$1.10
$1.34
$0.91
$1.31
$0.39

KBW Community Bank Investor Conference | July 31—August 2, 2006

AWBC Diluted Earnings per Share * * adjusted for stock dividends 2001 2002 2003 2004 2005 2006 YTD

NASDAQ: AWBC
awbank.net
AmericanWest Bancorporation

13.87
1.46
15.08
1.41
15.87
1.47
9.37
0.88
12.34
1.29
6.55
0.72

KBW Community Bank Investor Conference | July 31—August 2, 2006

Trends in ROAA and ROAE (percentage) Return on Average Equity Return on Average Assets 2001 2002 2003 2004 2005 2006 YTD

NASDAQ: AWBC
awbank.net
AmericanWest Bancorporation

5.85
4.29
6.08
4.37
6.36
4.03
6.04
4.00
5.47
4.13
5.09

KBW Community Bank Investor Conference | July 31—August 2, 2006

AWBC vs. Peer Net Interest Margin (percentage) AWBC Peer (Average) Source: Uniform Bank Performance Report 2001 2002 2003 2004 2005 2006 YTD

NASDAQ: AWBC
awbank.net

AmericanWest Bancorporation

2.52
0.76
2.74
0.75
2.26
0.70
3.06
0.55
1.73
0.47
1.21

KBW Community Bank Investor Conference | July 31—August 2, 2006

AWBC vs. Peer Non-Performing Assets AWBC Peer (Average) Source: Uniform Bank Performance Report % of NPA Divided by Gross Loans and ORE 2001 2002 2003 2004 2005 2006 YTD

NASDAQ: AWBC
awbank.net

AmericanWest Bancorporation

9.92
8.39
8.94
8.44
8.99
8.29
8.92
8.43
10.37
8.65
9.42

KBW Community Bank Investor Conference | July 31—August 2, 2006

AWB vs. Peer Tier 1 Capital Ratios (percentage) AWB Peer (Average) Source: Uniform Bank Performance Report 2001 2002 2003 2004 2005 2006 YTD

2006 Highlights
•
Net Income of $4.4MM or $0.39 per diluted share YTD
•
Gross loans up $227MM or 24% since 12/31/05
•
Loan portfolio growth of 4% in Q2 2006
•
Further improved overall credit quality
•
Total deposits up $168MM or 19% from 12/31/05
•
Efficiency ratio improved to 69.99% for Q2 2006

2006 Performance Targets
•
Grow loan portfolio in the mid-teens
•
Further diversity loans with growth in C&I and consumer loans
•
Grow deposit portfolio by $125MM during the latter half of 2006
•
Target increased non-interest checking accounts
•
Drive income growth through higher production and stabilized expense levels
•
Achieve ROA >1.10% in near term and >1.30% in the longer term
•
Optimally deploy capital while maintaining “well capitalized” regulatory ratios
•
Improve credit quality with nonperforming assets/total assets <1.00%
•
Improve noninterest income to revenues to >15%
•
Decrease noninterest expense to average assets <3.25%
•
Achieve efficiency ratio of 65% in near term and <60% in the longer term
•
Realize CTB cost savings of $3MM

NASDAQ: AWBC
awbank.net

AmericanWest Bancorporation

KBW Community Bank Investor Conference | July 31—August 2, 2006

Loan Portfolio Net Loans and Leases, including HFS, $1.175B at 6/30/06 Commercial RE 51% Commercial & Industrial 25 % Agriculture 13% RE Mortgage 6 % Installment & Other 2 % RE Construction 3%

NASDAQ: AWBC
awbank.net

AmericanWest Bancorporation

KBW Community Bank Investor Conference | July 31—August 2, 2006

Deposit Portfolio Time Deposits 37% NOW & Savings Accounts/MMDA 42% Total Deposits $1.066B at 6/30/06 Noninterest checking 21%

NASDAQ: AWBC
awbank.net

KBW Community Bank Investor Conference | July 31—August 2, 2006

(2,264) 6,681 4,417 NET INCOME
(896) 3,323 2,427 Income Tax Expense
(3,160) 10,004 6,844 INCOME BEFORE TAXES
4,960 19,392 24,352 Noninterest Expense
80 3,866 3,946 Noninterest Income
1,720 25,530 27,250 NET INTEREST INCOME AFTER PROVISION
221 1,265 1,486 Provision for loan losses
1,941 26,795 28,736 NET INTEREST INCOME
6,984 7,667 14,651 TOTAL INTEREST EXPENSE
1,884 1,180 3,064 Interest on borrowings
5,100 6,487 11,587 Interest on deposits
8,925 34,462 43,387 TOTAL INTEREST INCOME
293 702 995 Interest on investments
$8,632 $33,760 $42,392 Interest and fees on loans
Variance 6/30/2005 6/30/2006
FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005
($ in thousands, unaudited)
Statements of Income

NASDAQ: AWBC
awbank.net
AmericanWest Bancorporation

KBW Community Bank Investor Conference | July 31—August 2, 2006

267,076 1,109,134 1,376,210 TOTAL LIABILITIES and STOCKHOLDERS’ EQUITY
27,218 121,477 148,695 Total Stockholders’ Equity
239,858 987,657 1,227,515 TOTAL LIABILITIES
1,408 8,380 9,788 Other Liabilities
70,255 81,847 152,102 Borrowings
168,195 897,430 1,065,625 Deposits
LIABILITIES
267,076 1,109,134 1,376,210 TOTAL ASSETS
34,308 74,538 108,846 Other assets
228,941 951,288 1,180,229 Net Loans, including HFS
13,419 31,364 44,783 Securities
($9,592) $51,944 $42,352 Cash and cash equivalents
Variance 12/31/2005 6/30/2006 ASSETS
($ in thousands, unaudited)
Consolidated Balance Sheet

NASDAQ: AWBC
awbank.net
AmericanWest Bancorporation

Share Price (in $US)
Volume (in shares)
9/01/2004
10/14/2004
11/26/2004
1/10/2005
2/23/2005
4/07/2005
5/19/2005
7/01/2005
8/15/2005
9/27/2005
11/08/2005
12/21/2005
2/06/2006
3/21/2006
5/03/2006
6/15/2006

KBW Community Bank Investor Conference | July 31—August 2, 2006

AWBC Share Price History
(9/04 – 6/06)
Date Date
Hi 26.860 03/30/2006 Hi 317,942 01/27/2006
Low 16.010 07/26/2004 Low 2 10/12/2004
Avg 21.504 Avg 30,568
Stock Price Summary Volume Traded Summary
$10
$12
$14
$16
$18
$20
$22
$24
$26
$28
$30
0
15,000
30,000
45,000
60,000
75,000
90,000
105,000
120,000
135,000
150,000

thank you.

AmericanWest Bancorporation

AmericanWest Bank Building
41 W Riverside, Suite 400
Spokane, Washington 99201
(509) 467-6993
www.awbank.net
InvestorInfo@awbank.net